VAN KAMPEN LIMITED DURATION FUND

Supplement dated December 1, 2008
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated April 30, 2008,
as previously supplemented on November 20, 2008 and September 26, 2008 and to the
Class I Shares Prospectus
dated April 30, 2008,
as previously supplemented on September 26, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jaidip Singh, an Executive Director of the Adviser, and Joseph Mehlman and Virginia Keehan, each a Vice President of the Adviser.

Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in April 2008. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in April 2008. Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Fund in December 2008. Prior to February 2004, Ms. Keehan was a senior portfolio manager at Quadra Capital Management.

Mr. Singh is the lead manager of the Fund and Mr. Mehlman and Ms. Keehan are co-portfolio managers of the Fund. Mr. Singh is responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LTMGSPT1 12/08

VAN KAMPEN LIMITED DURATION FUND

Supplement dated December 1, 2008
to the
Statement of Additional Information
dated April 30, 2008,
as previously supplemented on November 26, 2008 and June 10, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers,” the first paragraph is hereby deleted.

(2) In the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers,” the following paragraph is hereby added after the second paragraph:

As of November 20, 2008, Virginia Keehan managed eight registered investment companies with a total of approximately $1.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

(3) The section entitled “Fund Management — Securities Ownership of Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

As of December 31, 2007, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Jaidip Singh — None(1)

As of April 8, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Joseph Mehlman — None

As of November 20, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Virginia Keehan — None

(1)	Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LTMGSPTSAI 12/08